Fees Summary	Feb. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 107,115,561.14
Previously Paid Amount	0
Total Fee Amount	16,399.39
Total Offset Amount	0
Net Fee	$ 16,399.39